Finance Costs and Finance Income	12 Months Ended
Dec. 31, 2019
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Finance Costs and Finance Income
10.  Finance Costs and Finance Income

  Continuing operations

	2019 €m	2018 €m	2017 €m
Finance costs
Interest payable on borrowings	333	335	300
Net cost on interest rate and currency swaps	14	7	2
Mark-to-market of derivatives and related fixed rate debt:
- interest rate swaps (i)	(64)	12	16
- currency swaps and forward contracts	2	(4)	-
- fixed rate debt (i)	61	(16)	(23)
Net loss on interest rate swaps not designated as hedges	-	5	6
Net finance cost on gross debt including related derivatives	346	339	301

Finance income
Interest receivable on loans to joint ventures and associates	(5)	(4)	(5)
Interest receivable on cash and cash equivalents and other	(15)	(30)	(7)
Finance income	(20)	(34)	(12)

Finance costs less income	326	305	289

Other financial expense
Premium paid on early debt redemption	-	-	18
Unwinding of discount element of lease liabilities (note 22)	62	-	-
Unwinding of discount element of provisions for liabilities (note 28)	22	21	24
Unwinding of discount applicable to deferred and contingent acquisition consideration and divestment proceeds	15	15	7
Pension-related finance cost (net) (note 30)	13	10	10
Total	112	46	59

Total net finance costs (ii)	438	351	348

(i)
The Group uses interest rate swaps to convert fixed rate debt to floating rate. Fixed rate debt, which has been converted to floating rate through the use of interest rate swaps, is stated in the Consolidated Balance Sheet at adjusted value to reflect movements in underlying fixed rates. The movement on this adjustment, together with the offsetting movement in the fair value of the related interest rate swaps, is included in finance costs in each repo
r
ting period.

(ii)	Net finance costs for 2019 including discontinued operations amounted to € 445 million (2018: € 351 million; 2017: € 349 million).